                                                                   EXHIBIT 10.41


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.



                                                              September 29, 2000

                          THE A CONSULTING TEAM, INC.

                                    WARRANT

          THIS CERTIFIES that, for value received, LEVEL 8 SYSTEMS, INC, or assigns, is entitled to subscribe for and purchase from THE A CONSULTING TEAM, INC., a New York corporation (the "Company"), up to 500,000 shares (the "Warrant
                                   -------                               -------
Shares") of Common Stock, $.01 par value (the "Common Stock") of the Company at
------                                         ------------
a purchase price of $13.00 per share (the "Warrant Price") at any time or times
                                           -------------
commencing 120 days after the date hereof and ending on the second anniversary of the date of this Warrant (the "Exercise Period"). The shares of capital
                                  ---------------
stock of the Company issuable upon exercise or exchange of this Warrant are sometimes hereinafter referred to as the "Warrant Shares," and, in connection
                                          --------------
therewith, all references herein to Warrant Shares shall mean Common Stock.

1.  Exercise of Warrant.
    -------------------

          The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time and from time to time during the Exercise Period, by the surrender of this Warrant (together with the Form of Exercise attached hereto duly executed) at the office of the Company, or at such other agency or office of the Company in the United States of America as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and by payment to the Company of the Warrant Price in cash, by certified check, by wire transfer or by bank draft payable to the order of the Company for each share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if such Warrant Exercise shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.  Adjustment of Warrant Price.
    ---------------------------

          If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of such class of capital stock or by a subdivision or split-up of shares of such class of capital stock, or (ii) decreased by a combination of shares of such class of capital stock, then, following the record date fixed for the determination of holders of such class of capital stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the Warrant Price shall be adjusted to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of such class of capital stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)), by (y) the number of shares of such class of capital stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if such event had occurred immediately following such record date.

3.  Adjustment of Warrant Shares.
    ----------------------------

          Upon each adjustment of the Warrant Price as provided in Section 2, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares purchaseable prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of capital stock of the Company shall be issued as a result of any exercise or conversion of the Warrant. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share. For purposes of this Section 3, "Fair Market Value" of the Warrant Shares shall mean:

               (i) the closing price of shares of the Company's Common Stock quoted on the Nasdaq National Market or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, on the trading day immediately preceding the date of delivery of the notice pursuant to Section 1, or

               (ii) if the Common Stock is not listed on the Nasdaq National Market or on an exchange, the fair market value of one share of Common Stock as determined in good faith by the Company's Board of Directors.

4.  Covenants as to Stock.
    ---------------------

          The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon receipt by the

Company of the Warrant Price therefor and upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Warrant Shares hereunder. The Company further covenants and agrees that the Company will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price per share of the Common Stock issuable upon exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of capital stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as any capital stock of the Company is listed on any national securities or the NASDAQ Stock Market, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock issuable upon exercise of this Warrant.

5.  No Shareholder Rights.
    ---------------------

          This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

6.  Restrictions on Transfer; Etc.
    -----------------------------

      (a) The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary. The holder of this Warrant by acceptance hereof agrees that the transfer of the Warrant Shares is subject to the provisions set forth in this Section 6 and the conditions, including a right of first offer, specified in the Stock Purchase Agreement (as defined herein). The Warrant Shares issuable upon exercise of this Warrant shall be entitled to all rights and benefits accorded thereto in the Stock Purchase Agreement between the Company and the other parties thereto of even date herewith (the "Stock Purchase Agreement"), and the applicable provisions of the
           -------------------------
          Stock Purchase Agreement are hereby incorporated herein by reference.

      (b) Each certificate representing Warrant Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE

          SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, UNTIL SEPTEMBER 29, 2002, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS, INCLUDING A RIGHT OF FIRST OFFER, SPECIFIED IN THE STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 29, 2000, BETWEEN THE A CONSULTING TEAM, INC. AND THE OTHER PARTY THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE A CONSULTING TEAM, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE A CONSULTING TEAM, INC."

      (c) The holder of any Warrant Shares by acceptance thereof agrees, prior to any transfer of any Warrant Shares, to give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section and
          Section 7 of the Stock Purchase Agreement. The holder delivering such notice concurrently shall deliver a written opinion, addressed to the Company, of counsel for such holder, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed transfer does not involve a transaction requiring registration or qualification of such Warrant Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States, whereupon, subject to Section 7 of the Stock Purchase Agreement, such holder of Warrant Shares shall be entitled to transfer such Warrant Shares in accordance with the terms of the notice delivered to the Company, so long as the Company does not reasonably object to such opinion within three business days after delivery thereof. Each certificate or other instrument evidencing the securities issued upon the transfer of any Warrant Shares (and each certificate or other instrument evidencing any untransferred balance of such Warrant Shares) shall bear the legend set forth in paragraph
          (b) above unless (i) in the opinion of counsel to the Company registration of any future transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends or a legend is no longer required by applicable provisions of the Securities Act.

      (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of the Warrant Shares shall cease and terminate when (i) any such Warrant Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Warrant Shares so transferred bear the legend set forth in paragraph (b) hereof, or

          (ii) the holder of such Warrant Shares has met the requirements for transfer of such Warrant Shares under Rule 144(k) under the Securities Act. Whenever the restrictions imposed by this Section shall terminate, the holder of any Warrant Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

7.  Amendment.
    ---------

          The terms and provisions of this Warrant may not be modified or amended, except with the written consent of the Company and the holders of a majority of Warrant Shares issuable upon exercise hereof.

8.  Reorganizations, Etc.
    --------------------

          In case, at any time on or prior to the end of the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing operation and which does not result in any change in the Warrant Shares or in any distribution of any securities, evidences of indebtedness, rights, cash or other property to security holders of the Company) or of the sale of all or substantially all the properties and assets of the Company to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Warrant Shares issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such case, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant during the remainder of the Exercise Period and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property issuable or payable, as the case may be, upon such merger, consolidation, sale of assets or other change to a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 8 shall similarly apply to successive mergers, consolidations, sale of assets and other changes and transfers.

9.  Lost, Stolen, Mutilated or Destroyed Warrant.
    --------------------------------------------

          If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.  Notice of Adjustments.
     -----------------------

          The Company shall promptly give written notice of each change, adjustment or readjustment of the Warrant Price or the number of shares of Common Stock or other securities issuable upon exercise of this Warrant, by first class mail, postage prepaid, to the registered holder of this Warrant at the holder's address for notices in the Stock Purchase Agreement. This notice shall state that change, adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

          If at any time (a) the Company shall take a record of the holders of any class of capital stock of the Company for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another entity or person, or (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least thirty
(30) days' prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days' prior written notice of the date when the same shall take place. Such notice shall also specify all material terms of such dividend, distribution, right, reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holder hereof against impairment.

11.  Governmental Filings and Approvals.  Notwithstanding any provision herein
     ----------------------------------
to the contrary, the Company shall not be obligated to issue any Common Stock under this Warrant until all required governmental filings and approvals relating to such Common Stock or the issuance thereof, if any, have been made and obtained by the Company and the holder of this Warrant under or in respect of the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Company and the holder of this Warrant will cooperate with each other in connection with the making of any such filing in a prompt manner, and the Company will pay all filing fees and reasonable expenses (including, the reasonable fees of holder's counsel) in connection therewith.

12.  Transfer and Assignment.
     -----------------------

          Subject to the restrictions and conditions set forth herein and in the Stock Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant at the office of the Company, accompanied by a written assignment duly executed by the Holder hereof and each transferee in substantially the form attached hereto, indicating the number of Warrants being transferred, the name, address and tax identification number of each transferee and containing investment representations and warranties by the transferee substantially identical to those set forth in the Stock Purchase Agreement. Upon any such delivery, the Company shall execute and deliver to the Holder or the transferee(s) or both (as the case may be) new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be canceled.

13.  Miscellaneous.
     --------------

         The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date of this Warrant. This Warrant shall be binding upon any successors or assigns of the Company and shall inure to the benefit of all transferees and assigns of the holder. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said state, without regard to New York conflicts of law.

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                                    THE A CONSULTING TEAM, INC.



                                    By: ______________________________
                                        Name:
                                        Title:

Form of Exercise
--------------------------------------------------------------------------------

[To be signed upon exercise of Warrant]

The undersigned, the holder of the within Warrants, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock of THE A CONSULTING TEAM, INC., and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, _________________________________, whose address is
_____________________________________________.


Dated:
                                    [Name of Holder]

                                    By: ______________________________________
                                        Name:
                                        Title:



                                    _______________________________________
                                    (Address)

Form of Assignment
--------------------------------------------------------------------------------

[To be signed only upon transfer of Warrant]


          For value received, ____________________ (the "Transferor") hereby sells, assigns and transfers unto _________________ (the "Transferee") the right represented by the within Warrant to purchase _______ shares of Common Stock of THE A CONSULTING TEAM, INC., to which the within Warrant relates, and appoints _______________ Attorney to transfer such right on the books of THE A CONSULTING TEAM, INC., with full power of substitution in the premises. The Transferee hereby confirms and agrees to, for the benefit of the Transferor and The A Consulting Team, Inc., the accuracy of the representations set forth on Exhibit A hereto.


Dated:                                          [Name of Transferor]


                                                By:____________________________
                                                   Name:
                                                   Title:


                                                [Name of Transferee]

                                                By:____________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT A
                                   ---------

                  Investment Representations and Warranties.
                  -----------------------------------------

     The Transferee hereby confirms and agrees to, for the benefit of the Transferor and The A Consulting Team, Inc., the accuracy of the following representations and warranties.

     1. The Warrant and any shares of common stock of The A Consulting Team, Inc. issuable upon exercise thereof (the "Warrant Shares") which are acquired by the Transferee will be acquired by it for its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same. The Transferee further understands and agrees to the transfer restrictions on the Warrant and the Warrant Shares set forth in the Stock Purchase Agreement dated as of September 29, 2000 between The A Consulting Team, Inc. and the Transferor (the "Stock Purchase Agreement") in the event the Transferee desires to transfer the Warrant or any Warrant Shares.

     2. The Transferee understands that, except as provided in Section 5 of the Stock Purchase Agreement, the Warrant acquired by it has not been, and the Warrant Shares will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "blue-sky" laws, by reason of their issuance in a transaction exempt from the registration and/or qualification requirements thereof, and that they must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or "blue-sky" laws or is exempt from registration and/or qualification.

     3. The Transferee understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Transferee) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

     4. The Transferee acknowledges that it has met with representatives of The A Consulting Team, Inc. and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Warrant and the Warrant Shares, and to obtain any additional information which The A Consulting Team, Inc. possessed or could acquire without unreasonable effort or expense, and has generally such knowledge and experience in business and financial matters and with respect to such investments as to enable the Transferee to understand and evaluate the risks of such investment and form an investment decision with respect thereto.

     5. The Transferee has no need for liquidity in its investment in The A Consulting Team, Inc., and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

     6. The Transferee is an "accredited investor" as such term is defined in Rule 501 (the provisions of which are known to the Transferee) promulgated under the Securities Act.

     7. The Transferee has not been formed solely for the purpose of effecting its investment hereunder.

     8. The Transferee acknowledges that the securities laws and state fiduciary laws impose certain obligations on persons who trade on or divulge material non-public information of publicly traded companies.